UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 or 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):
August 22, 2011

Euronet Worldwide, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-31648	74-2806888
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

3500 College Boulevard Leawood, Kansas	66211
(Address of principal executive offices)	(Zip Code)

Registrant's Telephone Number, including area code: (913) 327-4200

 N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.
On August 22, 2011, Euronet Worldwide, Inc. issued a press release announcing that its Board of Directors authorized the repurchase of any or all of its $175 million 3.50% Convertible Debentures and also authorized the repurchase of up to $100 million or 5 million shares of Euronet Worldwide, Inc. common stock outstanding. The press release is attached hereto as Exhibit 99.1.
The information in Item 7.01 to this Current Report, including without limitation Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.     Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 99.1 - Press Release dated August 22, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Euronet Worldwide, Inc.

By:	/s/ Rick L. Weller
Rick L. Weller
Executive Vice President - Chief Financial Officer
Date: August 22, 2011

EXHIBIT INDEX
Exhibit Number	Description

99.1	Exhibit 99.1 - Press Release dated August 22, 2011